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                                                                   Exhibit 10.20

                               FIRST AMENDMENT TO
                           INDUSTRIAL LEASE AGREEMENT


     THIS FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT (this "Amendment") is entered into as of October 1, 2002 by and between ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Landlord"), and UNITED STATIONERS SUPPLY CO., an Illinois corporation ("Tenant").

                                   RECITALS:

     A. Duke Construction Limited Partnership, an Indiana limited partnership ("Duke"), as landlord, and Tenant entered that certain Industrial Lease Agreement dated October 21, 2001 (as amended hereby, the "Lease"), pertaining to Leased Premises located at 125 Horizon Drive, Suwanee, Georgia 30024; and

     B. By Assignment and Assumption of Lease dated October 21, 2001, Duke assigned its interest in the Lease to Dugan Realty, L.L.C., an Indiana limited liability company. By Assignment and Assumption Agreement dated January 29, 2002, Dugan Realty, LLC assigned its interest in the Lease to Horizon Park Developers, Inc., a Georgia corporation. By Assignment and Assumption Agreement dated September 26, 2002, Horizon Park Developers, Inc. assigned its interest in the Lease to Landlord.

     C. Landlord and Tenant desire to amend the Lease to more accurately describe the Leased Premises.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease is amended as follows:

     1. The Leased Premises (as such term is used in the Lease) consists of the Building and the land which are depicted in the site plan attached as hereto as Exhibit A and legally described in Exhibit B attached hereto. The site plan attached to the Lease as Exhibit A is deleted and replaced by Exhibit A attached hereto. The Common Areas (as such term is used in the Lease) consist of the land and improvements described in Exhibit A and Exhibit B attached hereto.

     2. All other terms and conditions of the Lease shall remain in full force and effect. All exhibits attached hereto are incorporated herein. All terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. If any of the terms of this Amendment conflict with the terms of the Lease, the terms of this Amendment shall govern.


                             SIGNATURE PAGE FOLLOWS
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first above written.

                                        LANDLORD:

                                        ALLIANZ LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA,
                                        a Minnesota corporation


                                        By:       /s/ RONALD M. CLARK
                                           -------------------------------------
                                                      RONALD M. CLARK

                                        Its:        ASSISTANT TREASURER
                                            ------------------------------------

                                        Attest:  /s/ BRIAN S. BRENNAN
                                               ---------------------------------
                                        Name:        BRIAN S. BRENNAN
                                             -----------------------------------
                                        Title:            DIRECTOR
                                                   REAL ESTATE ACQUISITIONS
                                              ----------------------------------


                                        TENANT:

                                        UNITED STATIONERS SUPPLY CO.,
                                        an Illinois corporation


                                        By:  /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Its:     SUP & TREASURER
                                            ------------------------------------

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